SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  May 31, 2000
                                  ------------
                            (Earliest Event Reported)



                          Total System Services, Inc.
                          ----------------------------
                          (Exact Name of Registrant as
                            Specified in its Charter)


Georgia                            1-10254                       58-1493818
--------                         ------------                    -----------
(State of                     (Commission File                  (IRS Employer
 Incorporation)                 Number)                          Identification
                                                                 Number)

                   1600 First Avenue, Columbus, Georgia 31901
                   ------------------------------------------
                    (Address of principal executive offices)


                                 (706) 649-2267
                                 --------------
                         (Registrant's Telephone Number)


          --------------------------------------------------------------
          (Former name or former address, if changed since last report)






Item 5.    Other Events.
-------    --------------

         On May 31, 2000, Total System Services, Inc. ("Registrant") announced the signing of a letter of intent with The Royal Bank of Scotland Group plc in connection with the negotiation of a definitive agreement for Registrant to process Royal Bank Group's seven million consumer and commercial card accounts for a ten-year period.

         A copy of Registrant's press release regarding the announcement referenced above is attached hereto as Exhibit 99.1 and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
-------      ------------------------------------------------------------------

        (a)  Financial Statements - None.

        (b)  Pro Forma Financial Information - None.

        (c)  Exhibits

             99.1 - Registrant's press release, May 31, 2000.

                                        2



                                    Signature
                                    ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TOTAL SYSTEM SERVICES, INC.
                                            ("Registrant")


Dated: May 31, 2000                         By:/s/ Kathleen Moates
       --------------                          -------------------
                                                 Kathleen Moates
                                                 Senior Deputy General Counsel




                                        4


                                  Exhibit Index

Exhibit Number                           Description
--------------                           ------------

99.1                                     Registrant's
                                         press release
                                         dated May 31, 2000




















                                        5